Supplement to the currently effective PROSPECTUS

Deutsche Communications Fund

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The fund’s investment adviser intends to propose a new portfolio management team to the Board for approval at its upcoming September meeting. The proposed new portfolio management team is currently part of Deutsche Asset Management’s expansive global investment platform.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each of the fund’s prospectuses.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2015.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each of the fund’s prospectuses.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2015.

•	Joined Deutsche Asset Management in 2000.
•	Equity Research Analyst from 2001-2009.
•	Portfolio Manager for US Large Cap Equities: New York.
•	BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-690